BEACON ENERGY HOLDINGS, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL STATEMENTS

On July 2, 2008, Laurence Associates Consulting, Inc., a Nevada corporation (“Laurence”), was merged with and into Beacon Energy Holdings, Inc., a Delaware corporation (“Holdings”), for the purpose of changing its state of incorporation to Delaware from Nevada and changing its name, all pursuant to a Certificate of Ownership and Merger dated June 26, 2008 and approved by stockholders on June 26, 2008. Under the terms of the Certificate of Ownership and Merger, each share of Laurence was exchanged for 1.6666666666 shares of Holdings.

On June 30, 2008, Holdings entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) by and among Holdings, Beacon Energy Corp., a privately held Delaware corporation (“Beacon”) and Beacon Acquisition Corp., a newly formed, wholly owned Delaware subsidiary of Holdings (“Acquisition Sub”). Upon closing of the merger transaction contemplated under the Merger Agreement (the “Merger”), Acquisition Sub merged with and into Beacon, and Beacon, as the surviving corporation, became a wholly owned subsidiary of Holdings.

The description of the merger set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed by Holdings as Exhibit 2.1 to the Current Report on Form 8-K filed on July 7, 2008.

The following unaudited pro forma combined statements of operations combine the statement of operations for Holdings and Laurence for the three months ended March 31, 2008, the year ended December 31, 2007 and from inception to December 31, 2006, as if the acquisition had been completed on September 5, 2006 (inception). The following unaudited pro forma combined balance sheet combines the balance sheets of Holdings and Laurence as of March 31, 2008 as if the acquisition had been completed on March 31, 2008. The pro forma financial information is based upon the historical consolidated financial statements of Holdings and Laurence and the assumptions, estimates and adjustments are preliminary and have been made solely for purposes of developing such pro forma information.

The unaudited pro forma combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position or consolidated results of operations of Holdings that would have been reported had the acquisition occurred on the dates indicated, nor do they represent a forecast of the consolidated financial position of Holdings at any future date or the consolidated results of operations for any future period. Furthermore, no effect has been given in the unaudited pro forma combined statements of operations for synergistic benefits or cost savings that may be realized through the combination of Holdings and Laurence or costs that may be incurred in integrating the two companies.

The unaudited pro forma combined financial statements should be read in conjunction with the historical audited consolidated financial statements of Holdings and Laurence, including the related notes thereto contained in Holdings audited 2007 financial statements and Laurence’s Form 10-K’s and the unaudited consolidated financial statements in Holdings March 31, 2008 financials statements and Laurence’s Form 10-Q’s which are on file with the SEC and each of which is incorporated herein by reference.

The accompanying unaudited pro forma combined statements of operations exclude any benefits that may result from these synergies.

Beacon Energy Holdings, Inc. and Subsidiaries
(A Development Stage Company)

Pro Forma Condensed Combined Balance Sheet
(unaudited)

	Historical	Historical
	Beacon Energy	Laurence	Pro Forma			Pro Forma
	03/31/08 (a)	03/31/08 (a)	Adjustments			Combined
ASSETS
Current Assets
Cash and cash equivalents	$6,269,780	$6,577	$-			$6,276,357
Notes receivable	875,000	-	-			875,000
Interest receivable	71,192	-	-			71,192
Prepaid expense and other current assets	1,914,789	5,000	-			1,919,789
Total current assets	9,130,761	11,577	-			9,142,338

Property and equipment, net	26,507	-	-			26,507
Notes receivable	816,990	-	-			816,990
Investment in Terra Bioenergy, LLC	4,265,721	-	-			4,265,721

Total assets	$14,239,979	$11,577	$-			$14,251,556

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable and accrued expenses	$34,002	$17,767	$-			$51,769
Due to related parties	218,905	-	-			218,905
Total current liabilities	252,907	17,767	-			270,674

Commitments and Contingencies

Stockholders' Equity
Common stock (c)	650	10,000	(10,000)	(b	)	650
Additional paid-in capital	15,267,663	(9,300)	3,110	(b	)	15,261,473
Deficit accumulated during the development stage	(1,281,241)	(6,890)	6,890	(b	)	(1,281,241)
	13,987,072	(6,190)	-			13,980,882

Total liabilities and stockholders' equity	$14,239,979	$11,577	$-			$14,251,556

For comparatibility, Laurence's results have been reclassified to conform to Beacon Energy's presentation.
See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements.

Beacon Energy Holdings, Inc. and Subsidiaries

(A Development Stage Company)

Pro Forma Condensed Combined Statements of Operations
(unaudited)

	Beacon
	Energy	Laurence
	Three Months	Three Months
	Ended	Ended	Pro Forma
	03/31/08 (a)	03/31/08 (a)	Combined

Revenue	$-	$18,000	$18,000

Costs and expenses
General and administrative expenses	396,359	22,389	418,748
Depreciation	1,300	-	1,300
	397,659	22,389	420,048

Operating loss	(397,659)	(4,389)	(402,048)

Other income
Interest income	104,729	-	104,729
Equity in earnings of Terra Bioenergy, LLC	11,542	-	11,542

Loss before provision for income taxes	(281,388)	(4,389)	(285,777)

Provision for income taxes	13,914	-	13,914

Net loss	$(295,302)	$(4,389)	$(299,691)

Net loss per share -
basic	$(0.46)	$(0.00)	$(0.01)
diluted			$(0.01)

Weighted average shares outstanding -
basic	646,986	10,000,000	31,100,000	(c) (d	)
diluted			33,438,336	(c) (d	)

For comparatibility, Laurence's results have been reclassified to conform to Beacon Energy's presentation.
See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements.

Beacon Energy Holdings, Inc. and Subsidiaries
(A Development Stage Company)

Pro Forma Condensed Combined Statements of Operations
(unaudited)

	Beacon
	Energy	Laurence
	Year	Year
	Ended	Ended	Pro Forma
	12/31/07 (a)	12/31/07 (a)	Combined

Revenue	$-	$158,350	$158,350

Costs and expenses
General and administrative expenses	1,150,525	150,935	1,301,460
Depreciation	5,198	-	5,198
	1,155,723	150,935	1,306,658

Operating loss	(1,155,723)	7,415	(1,148,308)

Other income
Interest income	393,335	-	393,335
Equity in earnings of Terra Bioenergy, LLC	54,179	-	54,179

Loss before provision for income taxes	(708,209)	7,415	(700,794)

Provision for income taxes	-	-	-

Net (loss) income	$(708,209)	$7,415	$(700,794)

Net (loss) income per share -
basic	$(1.09)	$0.00	$(0.02)
diluted			$(0.02)

Weighted average shares outstanding -
basic	646,986	10,000,000	31,100,000	(c) (d	)
diluted			33,438,336	(c) (d	)

For comparatibility, Laurence's results have been reclassified to conform to Beacon Energy's presentation.
See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements.

Beacon Energy Holdings, Inc. and Subsidiaries
(A Development Stage Company)

Pro Forma Condensed Combined Statements of Operations
(unaudited)

	Beacon
	Energy	Laurence
	From	From
	Inception to	Inception to	Pro Forma			Pro Forma
	12/31/06 (a)	12/31/06 (a)	Adjustments			Combined

Revenue	$-	$10,200	$-			$10,200

Costs and expenses
General and administrative expenses	336,143	20,116	6,190	(b	)	362,449
Depreciation	1,161	-	-			1,161
	337,304	20,116	6,190			363,610

Operating loss	(337,304)	(9,916)	(6,190)			(353,410)

Other income
Interest income	59,573	-	-			59,573

Loss before provision for income taxes	(277,731)	(9,916)	(6,190)			(293,837)

Provision for income taxes	-	-	-			-

Net loss	$(277,731)	$(9,916)	$(6,190)			$(293,837)

Net loss per share -
basic	$(0.43)	$(0.00)				$(0.01)
diluted						$(0.01)

Weighted average shares outstanding -
basic	646,986	10,000,000				31,100,000	(c) (d	)
diluted						33,438,336	(c) (d	)

For comparatibility, Laurence's results have been reclassified to conform to Beacon Energy's presentation.
See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements.

Notes to Unaudited Pro Forma Condensed Combined Financial Information

Note 1 - Basis of Presentation

On June 30, 2008, Holdings entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) by and among Holdings, Beacon Energy Corp., a privately held Delaware corporation (“Beacon”) and Beacon Acquisition Corp., a newly formed, wholly owned Delaware subsidiary of Holdings (“Acquisition Sub”). Upon closing of the merger transaction contemplated under the Merger Agreement (the “Merger”), Acquisition Sub merged with and into Beacon, and Beacon, as the surviving corporation, became a wholly owned subsidiary of Holdings.

Holdings through Beacon funded the transaction with a combination of proceeds from a series of private placements of 107,642 shares of common stock which raised $3,785,112 and sale of convertible notes of $1,700,000.

The unaudited pro forma condensed combined balance sheet presents the financial position of Holdings and Laurence as of March 31, 2008, assuming that the transaction occurred as of that date. Such pro forma information is based on the unaudited historical balance sheets of Holdings and Laurence as of March 31, 2008.

As required by Rule 11-02 of Regulation S-X, the unaudited pro forma condensed combined statements of operations assumes that the transaction occurred as of the beginning of the earliest period presented, September 5, 2006. The unaudited pro forma condensed combined statements of operations reflect Holdings and Laurence’s historical results of operations for the three months ended March 31, 2008, year ended December 31, 2007 and from inception to December 31, 2006.

The company believes that the assumptions used in preparing the unaudited pro forma condensed combined financial statements provide a reasonable basis for presenting all of the significant effects of the acquisition (other than any operating synergies anticipated by Holdings) and that the pro forma adjustments give effect to those assumptions in the unaudited pro forma condensed combined financial statements.

Note 2 - Reclassifications

Certain balances for the historical operations of Laurence for the three months ended March 31, 2008, year ended December 31, 2007 and from inception to December 31, 2006 have been reclassified to conform to Holding’s financial statement presentation.

Note 3 - Pro Forma Adjustments

Pro forma adjustments to the unaudited condensed combined balance sheet as of March 31, 2008 and the unaudited condensed combined statements of operations for the three months ended March 31, 2008, year ended December 31, 2007 and from inception to December 31, 2006 are as follows:

(a)
These columns reflect the historical balance sheets and statements of operations of the respective companies. Certain reclassifications have been made to the historical balances of Laurence to conform to the presentation used by Holdings.

(b)	Elimination of Laurence’s historical equity balances.

(c)
At March 31, 2008, Holdings had authorized 75,000,000 shares of capital stock, par value $0.001 per share, of which 70,000,000 are shares of common stock and 5,000,000 are shares of preferred stock. No preferred shares were issued and 31,100,000 common stock shares were issued and outstanding. Including grant of options, Holdings’ total issued and outstanding securities, on a fully diluted basis are 33,438,336 shares of common stock.

(d)
At the closing of the Merger, each share of Beacon’s common stock issued and outstanding immediately prior to the closing of the Merger was converted into the right to receive 37.4133880067 shares of Holdings’ common stock. In the aggregate, 30,000,000 shares of Holdings’ common stock were issued in the Merger to the holders of Beacon’s common stock. Another 1,100,000 shares of Holdings’ common stock were issued to the shareholders of Laurence. A total of 31,100,000 of Holdings’ common stock were outstanding at the date of the Merger.